SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549


                             FORM 8-K/A

                           Amendment No. 1

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 24, 1997


                   FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)


   Delaware                0-9099                  59-1670533
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


3500 N.W. 37th Avenue
Miami, Florida                                           33142
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (407) 464-7500


                         Not Applicable
                 (Former name or former address,
                  if changed since last report.)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     As set forth in the Asset Purchase Agreement dated as of September 24, 1997, previously filed as Exhibit 2.1 to this Form 8-K, the Registrant has agreed to purchase from Interstate Capital Corporation ("Interstate") certain unimproved properties and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. Attached as Exhibit 2.2 to this Amendment No. 1 to the Form 8-K is an Addendum dated as of October 9, 1997, to the Asset Purchase Agreement. The Addendum makes minor revisions to the Asset Purchase Agreement.

     The description and terms of the transaction are qualified in their entirety by the express terms of the Asset Purchase Agreement and the Addendum which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.


     (c)  Exhibits.

          Exhibit 2.1 --  Asset Purchase Agreement dated as of September
                          24, 1997, among the Registrant, Freedom Financial Corporation and Interstate Capital Corporation (previously filed as part of this Form 8-K).

          Exhibit 2.2 --  Addendum dated as of October 9, 1997, to Asset
                          Purchase Agreement dated as of September 24, 1997, among the Registrant, Freedom Financial Corporation and Interstate Capital Corporation.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                        FLORIDA GAMING CORPORATION



                        By /s/ Timothy L. Hensley

                          Timothy L. Hensley
                          Executive Vice President,
                          Treasurer
                          and Chief Financial Officer

                          Date: October 10, 1997